Loans Receivable, Net	12 Months Ended
Dec. 31, 2013
Receivables [Abstract]
Loans Receivable, Net
(3)	Loans Receivable, Net:

The components of loans receivable in the consolidated balance sheets as of December 31, 2013, and December 31, 2012, were as follows:

	December 31, 2013		December 31, 2012
	Amount	Percent	Amount	Percent
Real estate loans:
One-to-four family (closed end) first mortgages	$155,252	28.1%	$162,335	30.3%
Second mortgages (closed end)	3,248	0.6%	4,336	0.8%
Home equity lines of credit	34,103	6.2%	37,083	6.9%
Multi-family	29,736	5.4%	33,056	6.2%
Construction	10,618	1.9%	18,900	3.5%
Land	34,681	6.3%	45,906	8.6%
Farmland	51,868	9.4%	46,799	8.7%
Non-residential real estate	157,692	28.5%	122,637	22.9%

Total mortgage loans	477,198	86.4%	471,052	87.9%
Consumer loans	11,167	2.0%	13,886	2.6%
Commercial loans	64,041	11.6%	50,549	9.5%

Total other loans	75,208	13.6%	64,435	12.1%

Total loans, gross	552,406	100.0%	535,487	100.0%

Deferred loan cost, net of fees	(92)		146
Less allowance for loan losses	(8,682)		(10,648)

Total loans	$543,632		$524,985

For the twelve month period ended December 31, 2013, the Company’s loan portfolio grew by approximately 3.5% after experiencing a negative growth rate in the year ended December 31, 2012, and December 31, 2011, respectively. The negative growth rates in 2012 and 2011 resulted from a combination of factors, including a weak economy, a desire to limit our exposure to land development and construction lending and a Memorandum of Understanding placed on the Company by the OTS. The Memorandum of Understandings were terminated by the OCC and Fed in the fourth quarter of 2012.

The Company continues to reduce its land development loan portfolio exposure. The land development portfolio continues to be plagued by higher levels of loan losses, adverse risk classifications and regulatory scrutiny. At December 31, 2013, the Company has approximately $34.7 million land development loans, with $14.7 million, or 42.5% of the land development portfolio, being classified as substandard. At December 31, 2013, the Company has $42.6 million of total loans classified as substandard.

Loans serviced for the benefit of others totaled approximately $32.6 million, $40.3 million and $59.2 million at December 31, 2013, 2012 and 2011, respectively. At December 31, 2013, approximately $26.2 million of the $32.6 million in loans serviced by the Company are serviced for the benefit of Freddie Mac. Servicing loans for others generally consists of collecting mortgage payments, maintaining escrow amounts, disbursing payments to investors and foreclosure processing. The servicing rights associated with these loans are not material to the Company’s consolidated financial statements. Qualified one-to-four family first mortgage loans, non-residential real estate loans, multi-family loans and commercial real estate loans are pledged to the Federal Home Loan Bank of Cincinnati as discussed in Note 7.

The Company originates most fixed rate loans for immediate sale to FHLMC or other investors. Generally, the sale of such loans is arranged shortly after the loan application is tentatively approved through commitments.

The Company conducts annual reviews on all loan relationships above $1.0 million to ascertain the borrowers continued ability to service their debt as agreed. In addition to the credit relationships mentioned above, management may classify any credit relationship once it becomes aware of adverse credit trends for that customer. Typically, the annual review consists of updated financial statements for borrowers and any guarantors, a review of the borrower’s credit history with the Company and other creditors, and current income tax information. As a result of this review, management will classify loans based on their credit risk. Additionally, the Company provides a risk grade for all loans past due more than sixty days.

The Company uses the following risk definitions for risk grades:

Satisfactory loans of average strength having some deficiency or vulnerability to changing economic or industry conditions. These customers should have reasonable amount of capital and operating ratios. Secured loans may lack in margin or liquidity. Loans to individuals, perhaps supported in dollars of net worth, but with supporting assets may be difficult to liquidate.

Watch loans are acceptable credits: (1) that need continual monitoring, such as out-of territory or asset-based loans (since the Company does not have an asset-based lending department), or (2) with a marginal risk level to business concerns and individuals that; (a) have exhibited favorable performance in the past, though currently experiencing negative trends; (b) are in an industry that is experiencing volatility or is declining, and their performance is less than industry norms; and (c) are experiencing unfavorable trends in their financial position, such as one-time net losses or declines in asset values. These marginal borrowers may have early warning signs of problems such as occasional overdrafts and minor delinquency.

If considered marginal, a loan would be a “watch” until financial data demonstrated improved performance or further deterioration to a “substandard” grade usually within a 12-month period. In the table on page 37, Watch loans are included with satisfactory loans and classified as Pass.

Other Loans Especially Mentioned are currently protected but are potentially weak. These loans constitute an undue and unwarranted credit risk but not to the point of justifying a substandard classification. The credit risk may be relatively minor yet constitutes an unwarranted risk in light of the circumstances surrounding a specific loan. These credit weaknesses, if not checked or corrected, will weaken the loan or inadequately protect the Bank’s credit position at some future date.

A Substandard loan is inadequately protected by the current sound worth and paying capacity of the obligor or of the collateral pledged. Loans so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. The loans are characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected. This does not imply ultimate loss of the principal, but may involve burdensome administrative expenses and the accompanying cost to carry the credit. Examples of substandard loans include those to borrowers with insufficient or negative cash flow, negative net worth coupled with inadequate guarantor support, inadequate working capital, and/or significantly past-due loans and overdrafts.

A loan classified Doubtful has all the weaknesses inherent in a substandard credit except that the weaknesses make collection or liquidation in full (on the basis of currently existing facts, conditions, and values) highly questionable and improbable. The possibility of loss is extremely high, but because of certain pending factors charge-off is deferred until its more exact status may be determined. Pending factors include proposed merger, acquisition, or liquidation procedures, capital injection, perfecting liens on additional collateral, and refinancing plans. The doubtful classification is applied to that portion of the credit in which the full collection of principal and interest is questionable.

A loan is considered to be impaired when management determines that it is probable that the Company will be unable to collect all principal and interest payments due in accordance with the contractual terms of the loan agreement. The value of individually impaired loans is measured based on the present value of expected payments using the fair value of the collateral if the loan is collateral dependent. Currently, it is management’s practice to classify all substandard or doubtful loans as impaired.

Loan Origination/Risk Management

The Company has certain lending policies and procedures in place that are designed to maximize loan income within an acceptable level of risk. Management reviews and approves these policies and procedures on a regular basis. A reporting system supplements the review process by providing management with frequent reports related to loan production, loan quality, concentrations of credit, loan delinquencies and non-performing and potential problem loans. Diversification in the loan portfolio is a means of managing risk associated with fluctuations in economic conditions.

Commercial and industrial loans are underwritten after evaluating and understanding the borrower’s ability to operate profitably and prudently expand its business. Underwriting standards are designed to promote relationship banking rather than transactional banking. Once it is determined that the borrower’s management possesses sound ethics and solid business acumen, the Company’s management examines current and projected cash flows to determine the ability of the borrower to repay their obligations as agreed. Commercial and industrial loans are primarily made based on the identified cash flows of the borrower and secondarily on the underlying collateral provided by the borrower. The cash flows of borrowers, however, may not be as expected and the collateral securing these loans may fluctuate in value. Most commercial and industrial loans are secured by the assets being financed or other business assets such as accounts receivable or inventory and may incorporate a personal guarantee; however, some short-term loans may be made on an unsecured basis. In the case of loans secured by accounts receivable, the availability of funds for the repayment of these loans may be substantially dependent on the ability of the borrower to collect amounts due from its customers.

Commercial real estate loans are subject to underwriting standards and processes similar to commercial and industrial loans, in addition to those of real estate loans. These loans are viewed primarily as cash flow loans and secondarily as loans secured by real estate. Commercial real estate lending typically involves higher loan principal amounts and the repayment of these loans is generally largely dependent on the successful operation of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be more adversely affected by conditions in the real estate markets or in the general economy. The properties securing the Company’s commercial real estate portfolio are diverse in terms of type and geographic location. This diversity helps reduce the Company’s exposure to adverse economic events that affect any single market or industry. Management monitors and evaluates commercial real estate loans based on collateral, geography and risk grade criteria. As a general rule, the Company avoids financing single-purpose projects unless other underwriting factors are present to help mitigate risk. The Company also utilizes third-party experts to provide insight and guidance about economic conditions and trends affecting market areas it serves. In addition, management tracks the level of owner-occupied commercial real estate loans versus non-owner occupied loans. At December 31, 2013, approximately $80.7 million of the outstanding principal balance of the Company’s non-residential real estate loans were secured by owner-occupied properties, approximately $77.0 million was secured by non-owner occupied properties.

With respect to loans to developers and builders that are secured by non-owner occupied properties that the Company may originate from time to time, the Company generally requires the borrower to have had an existing relationship with the Company and have a proven record of success. Construction loans are underwritten utilizing feasibility studies, independent appraisal reviews, sensitivity analysis of absorption and lease rates and financial analysis of the developers and property owners. Construction loans are generally based upon estimates of costs and value associated with the completed project. These estimates may be inaccurate. Construction loans often involve the disbursement of substantial funds with repayment substantially dependent on the success of the ultimate project. Sources of repayment for these types of loans may be pre-committed permanent loans from approved long-term lenders, sales of developed property or an interim loan commitment from the Company until permanent financing is obtained. These loans are closely monitored by on-site inspections and are considered to have higher risks than other real estate loans due to their ultimate repayment being sensitive to interest rate changes, governmental regulation of real property, general economic conditions and the availability of long-term financing.

The Company maintains an independent loan review function that is typically outsourced to firms that specialize in conducting loan reviews. Results of these reviews are presented to management. The loan review process complements and reinforces the risk identification and assessment decisions made by lenders and credit personnel, as well as the Company’s policies and procedures.

Most of the Company’s lending activity occurs in Western Kentucky and middle and western Tennessee. The majority of the Company’s loan portfolio consists of non-residential real estate loans and one-to-four family residential real estate loans.

Loans by classification type and the related valuation allowance amounts at December 31, 2013, were as follows:

	Pass	Special Mention	Impaired Loans		Total	Specific Allowance for Impairment	Allowance for Loans not Impaired
			Substandard	Doubtful
December 31, 2013
One-to-four family mortgages	$149,351	814	5,087	—	155,252	597	1,451
Home equity line of credit	33,462	—	641	—	34,103	—	218
Junior lien	3,126	43	79	—	3,248	—	39
Multi-family	29,736	—	—	—	29,736	—	466
Construction	10,443	—	175	—	10,618	—	88
Land	19,899	52	14,730	—	34,681	771	534
Non-residential real estate	143,044	515	14,133	—	157,692	465	2,254
Farmland	46,042	480	5,346	—	51,868	—	510
Consumer loans	10,727	—	440	—	11,167	96	445
Commercial loans	61,502	526	2,013	—	64,041	—	748

Total	$507,332	2,430	42,644	—	552,406	1,929	6,753

Loans by classification type and the related valuation allowance amounts at December 31, 2012, were as follows:

	Pass	Special Mention	Impaired Loans		Total	Specific Allowance for Impairment	Allowance for Loans not Impaired
			Substandard	Doubtful
December 31, 2012
One-to-four family mortgages	$156,961	779	4,595	—	162,335	754	1,736
Home equity line of credit	34,737	1,109	1,237	—	37,083	68	306
Junior lien	3,821	47	468	—	4,336	196	34
Multi-family	27,463	1,478	4,115	—	33,056	38	486
Construction	14,052	—	4,848	—	18,900	—	256
Land	14,374	7,683	23,849	—	45,906	932	1,252
Non-residential real estate	146,443	1,899	21,094	—	169,436	1,424	2,209
Consumer loans	13,330	—	556	—	13,886	121	217
Commercial loans	44,191	516	5,842	—	50,549	308	311

Total	$455,372	13,511	66,604	—	535,487	3,841	6,807

Impaired loans by classification type and the related valuation allowance amounts at December 31, 2013, were as follows:

				For the year ended December 31, 2013
	At December 31, 2013
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
Impaired loans with no specific allowance
One-to-four family mortgages	$3,216	3,216	—	2,361	8
Home equity line of credit	641	641	—	564	3
Junior liens	79	79	—	239	1
Multi-family	—	—	—	990	—
Construction	175	175	—	1,072	5
Land	10,882	12,315	—	10,668	186
Non-residential real estate	10,775	10,775	—	6,196	263
Farmland	5,346	5,346		6,955	149
Consumer loans	56	56	—	48	—
Commercial loans	2,013	2,013	—	2,391	95

Total	33,183	34,616	—	31,484	710

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
Impaired loans with a specific allowance
One-to-four family mortgages	$1,871	1,871	597	2,501	9
Home equity line of credit	—	—	—	279	—
Junior liens	—	—	—	113	—
Multi-family	—	—	—	—	—
Construction	—	—	—	1,385	—
Land	3,848	3,848	771	2,741	29
Non-residential real estate	3,358	4,222	465	2,243	111
Farmland	—	—	—	1,601	—
Consumer loans	384	384	96	401	—
Commercial loans	—	—	—	346	—

Total	9,461	10,325	1,929	11,610	149

Total impaired loans	$42,644	44,941	1,929	43,094	859

Impaired loans by classification type and the related valuation allowance amounts at December 31, 2012, were as follows:

	At December 31, 2012			For the year ended December 31, 2012
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
Impaired loans with no specific allowance
One-to-four family mortgages	$1,759	1,759	—	5,279	107
Home equity line of credit	1,169	1,169	—	869	50
Junior lien	—	—	—	281	3
Multi-family	4,077	4,077	—	3,626	219
Construction	4,848	4,848	—	3,133	174
Land	20,279	20,279	—	19,857	504
Non-residential real estate	15,363	15,363	—	19,936	855
Consumer loans	81	81	—	66	5
Commercial loans	1,617	1,617	—	2,701	165

Total	49,193	49,193	—	55,748	2,082

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
Impaired loans with a specific allowance
One-to-four family mortgages	$2,836	2,836	754	3,135	145
Home equity line of credit	68	68	68	162	3
Junior lien	468	468	196	365	38
Multi-family	38	38	38	2,640	4
Construction	—	—	—	1,095	—
Land	3,570	3,570	932	4,848	213
Non-residential real estate	5,731	5,731	1,424	6,578	323
Consumer loans	475	475	121	281	1
Commercial loans	4,225	4,225	308	4,470	28

Total	17,411	17,411	3,841	23,574	755

Total impaired loans	$66,604	66,604	3,841	79,322	2,837

The average recorded investment in impaired loans for the years ended December 31, 2013, 2012 and 2011 was $43.1 million, $79.3 million and $59.1 million, respectively. Interest income recognized on impaired loans for the years ended December 31, 2013, December 31, 2012, and December 31, 2011, was $859,000, $2.8 million and $246,000, respectively. The following table provides a detail of the Company’s activity in the allowance for loan loss account allocated by loan type for the year ended December 31, 2013:

Year ended December 31, 2013	Balance 12/31/2012	Charge off 2013	Recovery 2013	General Provision 2013	Specific Provision 2013	Ending Balance 12/31/2013
One-to-four family mortgages	$2,490	(852)	329	(285)	366	2,048
Home equity line of credit	374	(22)	9	(88)	(55)	218
Junior liens	230	(119)	71	5	(148)	39
Multi-family	524	(38)	164	(20)	(164)	466
Construction	256	—	—	(168)	—	88
Land	2,184	(1,432)	9	(718)	1,262	1,305
Non-residential real estate	2,921	(1,041)	14	757	68	2,719
Farmland	712	—	—	(202)	—	510
Consumer loans	338	(649)	246	228	378	541
Commercial loans	619	(291)	32	437	(49)	748

	$10,648	(4,444)	874	(54)	1,658	8,682

The following table provides a detail of the Company’s activity in the allowance for loan loss account allocated by loan type for the year ended December 30, 2012:

Year ended December 31, 2012	Balance 12/31/2011	Charge off 2012	Recovery 2012	General Provision 2012	Specific Provision 2012	Ending Balance 12/31/2012
One-to-four family mortgages	$2,640	(379)	81	324	(176)	2,490
Home equity line of credit	408	(67)	6	6	21	374
Junior liens	277	(1)	4	—	(50)	230
Multi-family	1,201	(417)	—	429	(689)	524
Construction	139	—	—	117	—	256
Land	1,332	(1,033)	405	635	845	2,184
Non-residential real estate	3,671	(1,120)	137	1,033	(88)	3,633
Consumer loans	262	(510)	150	404	32	338
Commercial loans	1,332	(157)	12	(171)	(397)	619

	$11,262	(3,684)	795	2,777	(502)	10,648

Non-accrual loans totaled $10.1 million and $7.7 million at December 31, 2013, and December 31, 2012, respectively. All non-accrual loans noted below are classified as either substandard or doubtful. Interest income foregone on such loans totaled $432,000 at December 31, 2013, $271,000 at December 31, 2012, and $246,000 at December 31, 2011, respectively. The Company is not committed to lend additional funds to borrowers whose loans have been placed on a non-accrual basis. There were no loans past due more than three months and still accruing interest as of December 31, 2013 and December 31, 2012. For the years ended December 31, 2013, and December 31, 2012, the components of the Company’s balances of non-accrual loans are as follows:

	12/31/2013	12/31/2012
One-to-four family first mortgages	$945	2,243
Home equity lines of credit	1	66
Junior liens	2	4
Multi-family	—	38
Construction	175	—
Land	1,218	2,768
Non-residential real estate	6,546	1,134
Farmland	703	648
Consumer loans	13	145
Commercial loans	463	617

Total non-accrual loans	$10,066	7,663

The table below presents past due balances at December 31, 2013, by loan classification allocated between performing and non-performing:

	Currently Performing	30-89 Days Past Due	Non-accrual Loans	Special Mention	Impaired Loans Currently Performing		Total
					Substandard	Doubtful
One-to-four family mortgages	$148,759	592	945	814	4,142	—	155,252
Home equity line of credit	33,369	93	1	—	640	—	34,103
Junior liens	3,126	—	2	43	77	—	3,248
Multi-family	29,736	—	—	—	—	—	29,736
Construction	10,443	—	175	—	—	—	10,618
Land	19,899	—	1,218	52	13,512	—	34,681
Non-residential real estate	142,701	343	6,546	515	7,587	—	157,692
Farmland	46,042	—	703	480	4,643	—	51,868
Consumer loans	10,493	234	13	—	427	—	11,167
Commercial loans	61,379	123	463	526	1,550	—	64,041

Total	$505,947	1,385	10,066	2,430	32,578	—	552,406

The table below presents past due balances at December 31, 2012, by loan classification allocated between performing and non-performing:

	Currently Performing	30-89 Days Past Due	Non-accrual Loans	Special Mention	Impaired Loans Currently Performing		Total
					Substandard	Doubtful
One-to-four family mortgages	$155,936	1,339	2,243	779	2,038	—	162,335
Home equity line of credit	34,732	5	66	1,109	1,171	—	37,083
Junior liens	3,584	237	4	47	464	—	4,336
Multi-family	27,463	—	38	1,478	4,077	—	33,056
Construction	13,876	176	—	—	4,848	—	18,900
Land	14,237	137	2,768	7,683	21,081	—	45,906
Non-residential real estate	146,150	293	1,782	1,899	19,312	—	169,436
Consumer loans	13,266	74	145	—	401	—	13,886
Commercial loans	43,961	230	617	516	5,225	—	50,549

Total	$453,205	2,491	7,663	13,511	58,617	—	535,487

All loans listed as 30-89 days past due and non-accrual are not performing as agreed. Loans listed as special mention, substandard and doubtful are paying as agreed. However, the customer’s financial statements may indicate weaknesses in their current cash flow, the customer’s industry may be in decline due to current economic conditions, collateral values used to secure the loan may be declining, or the Company may be concerned about the customer’s future business prospects.

Troubled Debt Restructuring

On a periodic basis, the Company may modify the terms of certain loans. In evaluating whether a restructuring constitutes a troubled debt restructuring (TDR), Financial Accounting Standards Board has issued Accounting Standards Update 310 (ASU 310); A Creditor’s Determination of Whether a Restructuring is a Troubled Debt Restructuring. In evaluating whether a restructuring constitutes a TDR, the Company must separately conclude that both of the following exist:

a.)	The restructuring constitutes a concession

b.)	The debtor is experiencing financial difficulties

ASU 310 provides the following guidance for the Company’s evaluation of whether it has granted a concession as follows:

If a debtor does not otherwise have access to funds at a market interest rate for debt with similar risk characteristics as the restructured debt, the restructured debt would be considered a below market rate, which may indicate that the Company may have granted a concession. In that circumstance, the Company should consider all aspects of the restructuring in determining whether it has granted a concession, the creditor must make a separate assessment about whether the debtor is experiencing financial difficulties to determine whether the restructuring constitutes a TDR.

A temporary or permanent increase in the interest rate on a loan as a result of a restructuring does not eliminate the possibility of the restructuring from being considered a concession if the new interest rate on the loan is below the market interest rate for loans of similar risk characteristics.

A restructuring that results in a delay in payment that is insignificant is not a concession. However, the Company must consider a variety of factors in assessing whether a restructuring resulting in a delay in payment is insignificant.

At December 31, 2013, the Company had no loans classified as performing TDRs as compared to $11.0 million at December 31, 2012. A summary of the activity in loans classified as TDRs for the twelve month period ended December 31, 2013, is as follows:

	Balance at 12/31/12	New TDR	Loss or Foreclosure	Removed due to Payment or Performance	Removed from (Taken to) Non-accrual	Balance at 12/31/13
	(Dollars in Thousands)
One-to-four family mortgages	$1,888	242	—	(1,863)	(267)	—
Home equity line of credit	—	—	—	—	—	—
Junior Lien	96	—	—	(10)	(86)	—
Multi-family	234	—	—	(234)	—	—
Construction	4,112	—	—	—	(4,112)	—
Land	656	2,649	(393)	(656)	(2,256)	—
Non-residential real estate	3,173	266	(864)	—	(2,575)	—
Farmland	865	—	—	(865)	—	—
Consumer loans	5	—	—	(5)	—	—
Commercial loans	9	222	—	(231)	—	—

Total performing TDR	$11,038	3,379	(1,257)	(3,864)	(9,296)	—

A summary of the Company’s loans classified as Troubled Debt Restructuring (TDR’s) that are reported as performing and non-performing at December 31, 2013 and December 31, 2012 is below:

	2013	2012
Total TDR:
One-to-four family mortgages	$—	1,888
Home equity line of credit	—	—
Junior lien	—	196
Multi-family	—	234
Construction	—	4,112
Land	—	3,424
Non-residential real estate	—	3,173
Farmland	—	909
Consumer loans	—	5
Commercial loans	—	128

	—	14,069

Less:
TDR in non-accrual status
One-to-four family mortgages	—	—
Home equity line of credit	—	—
Junior lien	—	(100)
Multi-family	—	—
Construction	—	—
Land	—	(2,768)
Farmland	—	(44)
Non-residential real estate	—	—
Consumer loans	—	—
Commercial loans	—	(119)

Total performing TDR	$—	11,038

The Company originates loans to officers and directors and their affiliates at terms substantially identical to those available to other borrowers. Loans to officers and directors at December 31, 2013 and December 31, 2012, were approximately $4,800,000 and $8,846,000, respectively. At December 31, 2013, funds committed that were undisbursed to officers and directors approximated $488,000.

The following summarizes activity of loans to officers and directors and their affiliates for the years ended December 31, 2013, and December 31, 2012:

	2013	2012
Balance at beginning of period	$8,846	10,917
New loans	410	2,463
Principal repayments	(4,456)	(4,534)

Balance at end of period	$4,800	8,846